Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Minimum Lease obligations, Net of Minimum Sublease Rentals	At December 31, 2013, future minimum lease obligations, net of minimum sublease rentals, for the next five years and beyond are as follows:

Year
2014	$89
2015	64
2016	49
2017	38
2018	30
Beyond	175